Exhibit 99.2

RespireRx Pharmaceuticals Inc. to Present at the

Rodman & Renshaw 18th Annual Global Investment

Conference on September 12, 2016

Glen Rock, N.J., September 8, 2016/Globe Newswire – RespireRx Pharmaceuticals Inc. (OTC QB: RSPI) (“RespireRx” or the “Company”), a leader in the development of medicines for respiratory disorders, including drug-induced respiratory depression and sleep apneas, announced that the Company’s President, CEO and Vice Chairman of the Board of Directors, James S. Manuso, Ph.D., will present at the Rodman & Renshaw 18th Annual Global Investment Conference (www.rodmanandrenshaw.com) at the Lotte New York Palace Hotel in New York, New York on Monday, September 12, 2016 at 4:15 PM ET. The Conference is sponsored by H.C. Wainwright & Co., LLC and is being held on September 12 and 13, 2016. Dr. Manuso will be available for one-on-one meetings with Conference attendees on both days.

Commented Dr. Manuso, “The presentation at the Rodman & Renshaw Conference will allow us to provide investors with an update on RespireRx’s recent reverse stock split, strategic initiatives and progress on research and development programs. In particular, I look forward to discussing preliminary, top-line results of the Company’s recently concluded Phase 2A clinical trial testing the impact of the Company’s proprietary oral ampakine, CX-1739, on opioid-induced respiratory depression.” Dr. Manuso also will discuss the Company’s other product pipeline candidates, including dronabinol, and the Company’s development timelines. Dr. Manuso concluded, “We are pleased to keep our shareholders and other stakeholders informed as to the continuing progress of RespireRx’s scientific, clinical and regulatory development initiatives.”

Dr. Manuso’s live presentation and accompanying slides will be accessible on Monday, September 12, 2016 at 4:15 PM ET using the following link: http://wsw.com/webcast/rrshq26/rspi. The presentation and slides will be accessible after the presentation by clicking on the investors tab on the RespireRx web-site at www.respirerx.com and following the links and instructions. A copy of the slide presentation being presented at the Conference will be submitted in a Form 8-K filing with the U.S. Securities and Exchange Commission prior to the presentation.

About RespireRx Pharmaceuticals Inc.

RespireRx Pharmaceuticals Inc. is a leader in the development of medicines for respiratory disorders, with a focus on drug-induced respiratory depression and sleep apneas. The Company holds exclusive licenses and owns patents and patent applications for certain families of chemical compounds that claim the chemical structures and their uses in the treatment of a variety of disorders, as well as claims for novel uses of known drugs.

RespireRx has a pipeline of medicines in Phase 2 clinical development focused on pharmaceutical treatments for a variety of different breathing disorders. Clinical development in the area of respiratory disorders, particularly drug-induced respiratory depression and sleep apnea, has created opportunities for the development and commercialization of the Company’s compounds.

Ampakines. One platform of proprietary medicines being developed by RespireRx is a class of ampakines, which act to enhance the actions of the excitatory neurotransmitter glutamate at AMPA glutamate receptors. Several ampakines, in both oral and injectable forms, are being developed by the Company for the treatment of a variety of breathing disorders. In clinical studies, select ampakines have shown preliminary efficacy in central sleep apnea and in the control of respiratory depression produced by opioids, without altering the opioid analgesic effects. In animal models of orphan disorders, such as Pompe Disease, spinal cord injury and perinatal respiratory distress, it has been demonstrated that certain ampakines improve breathing function. The Company’s compounds belong to a new class that does not display the undesirable side effects previously reported for other ampakines.

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.RespireRx.com

During March 2016, a Phase 2A clinical trial at Duke University School of Medicine was initiated with the Company’s proprietary ampakine, CX1739, to determine the ability of its orally administered form to prevent the respiratory depression produced by remifentanil, a potent opioid, without altering remifentanil’s analgesic properties. The dosing portion of the clinical trial was completed in June 2016 and the clinical trial was formally completed on July 11, 2016. The Company is working with the Duke University clinical research team to finalize data analysis and issue a final report on the results of the clinical trial by the end of December 2016.

Cannabinoids. The other platform being developed by RespireRx is the class of compounds known as cannabinoids, including dronabinol. Under a license agreement with the University of Illinois, the Company has rights to patents claiming the use of cannabinoids for the treatment of sleep-related breathing disorders. In a double-blind, placebo-controlled, dose-ascending Phase 2A clinical study conducted by the Company, dronabinol produced a statistically significant reduction in the Apnea-Hypopnea Index, the primary therapeutic end-point, and was observed to be safe and well-tolerated in a group of patients with Obstructive Sleep Apnea (“OSA”). The University of Illinois and three other centers conducted a six week, double-blind, placebo-controlled Phase 2B clinical trial investigating the effects of dronabinol in patients with OSA. The University of Illinois has indicated that recruitment for this clinical trial was completed during the second quarter of 2016. Final research results are expected to be published in the fourth quarter of 2016. This clinical trial is fully funded by the National Heart, Lung and Blood Institute of the National Institutes of Health and is managed by University of Illinios researchers.

Additional information about the Company and the matters discussed herein can be obtained on the Company’s web-site at www.RespireRx.com or in the Company’s filings with the U.S. Securities and Exchange Commission at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and we intend that such forward-looking statements be subject to the safe harbor created thereby. These might include statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research, deisgn, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

In some cases, forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of our proposed products, and (iv) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, and market and general economic factors. This press release should be read in conjunction with the condensed consolidated financial statements (unaudited) and notes thereto included in Item 1 of the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the section entitled “Item 1A. Risk Factors.” The Company does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Company Contact:

Jeff Margolis
Vice-President, Treasurer and Secretary

Telephone: (917) 834-7206
E-mail: jmargolis@respirerx.com

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.RespireRx.com